Exhibit 99.1

FOR IMMEDIATE RELEASE

Wendy’s Appoints Robert D. “Bob” Wright as President and Chief Executive Officer

DUBLIN, Ohio, May 20, 2026 — The Wendy’s Company (Nasdaq: WEN) (“Wendy’s” or the “Company”) today announced that its Board of Directors has appointed Robert D. “Bob” Wright as Wendy’s President and Chief Executive Officer, effective May 21, 2026. He will also join the Company’s Board of Directors.

Mr. Wright brings extensive leadership experience across the quick-service restaurant industry and a strong track record of driving operational performance, business transformation and growth. Most recently, he served as President and Chief Executive Officer, as well as a member of the board of directors, of Potbelly Corporation, where he led a period of meaningful growth, expanding the brand’s footprint and developing one of the fastest-growing digital platforms in the restaurant industry. His prior experience includes multiple senior leadership roles at Wendy’s, including as Executive Vice President, Chief Operations Officer, as well as leadership positions at Charleys Philly Steaks, Checkers Drive-In Restaurants, Inc. and Domino’s Pizza, Inc.

“Following a thorough and comprehensive search, the Board is confident that Bob is the right leader to guide Wendy’s into its next chapter, and we are excited to welcome him back to the Wendy’s team,” said Chairman of the Board Art Winkleblack. “He is a proven operator and brand builder with deep industry expertise and a results-driven approach that aligns with our strategic priorities. Bob has strong support across our franchise community, and we look forward to partnering with him to further strengthen the business and drive long-term value for our customers, franchisees and shareholders.”

“I am honored and energized to return to Wendy’s at a pivotal moment for the brand,” said Mr. Wright. “Since Dave Thomas founded this company, a commitment to quality has been at the heart of how we serve customers and operate our restaurants. Wendy’s is an iconic brand with a strong foundation and significant opportunity ahead. I am focused on elevating the customer experience, advancing operational excellence, and strengthening the franchisee financial model to deliver sustainable, profitable growth. I believe the best days for Wendy’s are ahead.”

As part of this transition, Ken Cook will continue in his role as Chief Financial Officer.

“On behalf of the Board, I also want to thank Ken Cook for his leadership as Interim CEO during this important period,” added Winkleblack. “Through his leadership, Wendy’s established the Project Fresh strategy to strengthen the foundation of the Company and begin the turnaround of this great brand. His steady hand and commitment to the business have been instrumental, and we look forward to his continued leadership as Chief Financial Officer. I also want to recognize Suzie Thuerk, our Chief Accounting Officer, for stepping into an expanded role during this transition, as well as our management team, employees and franchisees for staying focused on driving the business over the past several months.”

Forward-Looking Statements

This release contains certain statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). Generally, forward-looking statements include the words “may,” “believes,” “plans,” “expects,” “anticipates,” “intends,” “estimate,” “goal,” “upcoming,” “outlook,” “guidance” or the negation thereof, or similar expressions. In addition, all statements that address future operating, financial or business performance, strategies or initiatives, future efficiencies or savings, anticipated costs or charges, future capitalization, anticipated impacts of recent or pending investments or transactions and statements expressing general views about future results or brand health are forward-looking statements within the meaning of the Reform Act. Forward-looking statements are based on the Company’s expectations at the time such statements are made, speak only as of the dates they are made and are susceptible to a number of risks, uncertainties and other factors. For all such forward-looking statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. The Company’s actual results, performance and achievements may differ materially from any future results, performance or achievements expressed or implied by the Company’s forward-looking statements.

Many important factors could affect the Company’s future results and cause those results to differ materially from those expressed in or implied by the Company’s forward-looking statements. Such factors include, but are not limited to, the following: (1) the impact of competition or poor customer experiences at Wendy’s restaurants; (2) adverse economic conditions or volatility or disruptions, including in regions with a high concentration of Wendy’s restaurants; (3) changes in discretionary consumer spending and consumer tastes and preferences; (4) conditions beyond the Company’s control, such as adverse weather conditions, natural disasters, hostilities, social unrest, health epidemics or pandemics or other catastrophic events; (5) impacts to the Company’s corporate reputation or the value and perception of the Company’s brand; (6) the effectiveness of the Company’s marketing and advertising programs and new product development; (7) the Company’s ability to manage the impact of social or digital media; (8) the Company’s ability to protect its intellectual property; (9) food safety events or health concerns involving the Company’s products; (10) the Company’s ability to successfully implement important strategic initiatives, including its Project Fresh plan, effectively managing or maintaining growth and market share across its dayparts or executing strategic transactions; (11) the Company’s ability to grow its business through new restaurant development; (12) the Company’s ability to effectively manage the acquisition and disposition of restaurants and other restaurant activity; (13) risks associated with leasing and owning significant amounts of real estate, including environmental matters; (14) risks associated with the Company’s international operations, including the ability to execute its international growth strategy; (15) changes in commodity and other operating costs; (16) shortages or interruptions in the supply or distribution of the Company’s products and other risks associated with the Company’s independent supply chain purchasing co-op; (17) the impact of increased labor costs or labor shortages; (18) the continued succession and retention of key personnel and the effectiveness of the Company’s leadership and organizational structure; (19) risks associated with the Company’s digital commerce strategy, platforms and technologies, including its ability to adapt to changes in industry trends and consumer preferences; (20) the Company’s and its franchisees’ dependence on computer systems and information technology, including risks associated with the failure or interruption of its systems or technology or the occurrence of cybersecurity incidents or deficiencies; (21) risks associated with the Company’s securitized financing facility and other debt agreements, including compliance with operational and financial covenants, restrictions on its ability to raise additional capital, the impact of its overall debt levels and the Company’s ability to generate sufficient cash flow to meet its debt service obligations and operate its business; (22) risks associated with the Company’s capital allocation policy, including the amount and timing of equity and debt repurchases and dividend payments; (23) risks associated with complaints and litigation, compliance with legal and regulatory requirements and a focus on corporate responsibility issues; (24) risks associated with the availability and cost of insurance, the recognition of impairment or other charges, changes in tax rates or tax laws and fluctuations in foreign currency exchange rates; (25) risks associated with the Company’s predominantly franchised business model; (26) Trian Fund Management, L.P. and certain of its affiliates filed a Schedule 13D/A with the Securities and Exchange Commission on February 18, 2026 indicating, among other things, that they intend to explore and evaluate the possibility of participating, alone or with third parties, in certain potential transactions with respect to the Company to enhance stockholder value; there can be no assurance that (i) any such potential transactions will occur or result in additional value for the Company’s stockholders or (ii) that the exploration of potential transactions will not have an adverse impact on the Company’s business; and (27) other risks and uncertainties cited in the Company’s releases, public statements and/or filings with the Securities and Exchange Commission, including those identified in the “Risk Factors” sections of the Company’s Forms 10-K and 10-Q.

All future written and oral forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. New risks and uncertainties arise from time to time, and factors that the Company currently deems immaterial may become material, and it is impossible for the Company to predict these events or how they may affect the Company.

The Company assumes no obligation to update any forward-looking statements after the date of this release as a result of new information, future events or developments, except as required by federal securities laws, although the Company may do so from time to time. The Company does not endorse any projections regarding future performance that may be made by third parties.

About Wendy’s

Wendy’s® was founded in 1969 by Dave Thomas in Columbus, Ohio. Dave built his business on the premise, “Quality is our Recipe®,” which remains the guidepost of the Wendy’s system. Wendy’s is best known for its made-to-order square hamburgers, using fresh, never frozen beef*, freshly prepared salads, and other signature items like chili, baked potatoes and the Frosty® dessert. The Wendy’s Company (Nasdaq: WEN) is committed to doing the right thing and making a positive difference in the lives of others. This is most visible through the Company’s support of the Dave Thomas Foundation for Adoption® and its signature Wendy’s Wonderful Kids® program, which seeks to find a loving, forever home for every child waiting to be adopted from the North American foster care system. Today, Wendy’s and its franchisees employ hundreds of thousands of people across over 7,000 restaurants worldwide with a vision of becoming the world’s most thriving and beloved restaurant brand. For details on franchising, connect with us at www.wendys.com/franchising.

Visit www.wendys.com and www.squaredealblog.com for more information and connect with us on X and Instagram using @wendys, and on Facebook at www.facebook.com/wendys.

*	Fresh beef available in the contiguous U.S., Alaska, and Canada.

Media Contact:

Heidi Schauer

Vice President – Communications, Public Affairs & Customer Care

(614) 764-3368; heidi.schauer@wendys.com

Investor Contact:

Aaron Broholm

Head of Investor Relations

(614) 764-3345; aaron.broholm@wendys.com